UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Eric W. Falkeis
Professionally Managed Portfolios
777 East Wisconsin Ave. Floor 4
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-5301
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2011

Item 1. Report to Stockholders.

ANNUAL REPORT

THE OSTERWEIS FUND

THE OSTERWEIS
STRATEGIC INCOME FUND

THE OSTERWEIS
STRATEGIC INVESTMENT FUND

For the Year Ended
March 31, 2011

The Osterweis Funds

Table of Contents

Commentaries, Portfolio Allocations and Schedules of Investments
The Osterweis Fund
Shareholder Letter	2
Manager’s Discussion of Fund Performance	5
Sector Allocation Chart	7
Historical Performance	8
Schedule of Investments	9
The Osterweis Strategic Income Fund
Shareholder Letter	11
Manager’s Discussion of Fund Performance	13
Sector Allocation Chart	14
Historical Performance	15
Schedule of Investments	16
The Osterweis Strategic Investment Fund
Shareholder Letter	22
Manager’s Discussion of Fund Performance	25
Sector Allocation Chart	27
Historical Performance	28
Schedule of Investments	29
Financial Statements
Statements of Assets and Liabilities	33
Statements of Operations	34
Statements of Changes in Net Assets
The Osterweis Fund	35
The Osterweis Strategic Income Fund	36
The Osterweis Strategic Investment Fund	37
Financial Highlights
The Osterweis Fund	38
The Osterweis Strategic Income Fund	39
The Osterweis Strategic Investment Fund	40
Notes to the Financial Statements	41
Report of Independent Registered Public Accounting Firm	51
Expense Example	52
Trustees and Executive Officers	55
Additional Information	58
Privacy Notice	60

The Osterweis Fund

ANNUAL REPORT
For the year ended March 31, 2011
April 19, 2011

Dear Shareholder,

During the first quarter of 2011, The Osterweis Fund (the “Fund”) generated a total return of 5.09% versus a total return of 5.92% for the S&P 500 Index.  The Fund’s annualized total returns over the one year, five year, ten year and fifteen year periods ending March 31, 2011 were 13.76%, 4.16%, 6.15% and 11.74% compared to total returns of 15.65%, 2.62%, 3.29% and 6.80% for the S&P 500 Index, in the same periods respectively.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original investment.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 236-0050.  An investment should not be made solely on returns.  The Fund imposes a 2.00% redemption fee on shares held for less than 30 days.  Performance periods shown above are greater than 30 days and do not reflect the redemption fee.  If the investment period were shorter than 30 days, performance would be lowered by the amount of the redemption fee.  The Fund’s total expense ratio was 1.11% as of March 31, 2010.

The Fund modestly trailed the broader market in the first quarter.  At quarter end, the Fund was approximately 90% invested in equities, which is within the range of what we consider to be fully invested.  We like to hold 5% to 10% in cash and short-term bonds to allow us to buy opportunistically in the event that a market correction provides compelling new entry points into either new or existing names in the Fund.  A little cash can also help dampen the impact of such a correction.  However, not being 100% invested can lead to modest underperformance in a rising market, which was the case in both the quarter and trailing 12 months.  The Fund’s equity holdings actually delivered an average total return that slightly exceeded that of the market.  However, the roughly 10% of the Fund’s assets that were in cash and short-term bonds earned next to nothing in the first quarter.

The Health Care, Energy and Utilities sectors were the strongest contributors to performance, while the Financial, Consumer Discretionary and Industrial sectors were the greatest detractors from performance in the quarter.

The sectors of greatest concentration were Health Care, Information Technology and Energy, while the sectors of least concentration were Consumer Discretionary and Materials.  These sector weightings reflect our macro view (as discussed in greater detail in our quarterly Investment Outlook), as well as the bottom-up rotation observable in our stock picking away from what we perceive to be areas of rising risk and valuation and into out-of-favor, undervalued areas of the market.  For example, our purchases in Information Technology over the past several quarters reflect our view that the stock market has lost confidence that some of the largest, best capitalized and most well known tech names of our day will ever grow again.  We believe these names can grow and may prove to be very attractive holdings.

We continue to find compelling new investment ideas even after most major market indices have roughly doubled from their early 2009 lows.  During the first quarter, we added four new names to the portfolio and liquidated five.  Three of the four new securities represented opportunities to swap out of names that had worked well for the Fund over the past 12 months and into new positions whose value and future growth, we believe, has yet to be recognized by the market.  In addition, some of the new names have above-market dividend yields, reflecting the dividend-paying bias we have had for quite some time.

We remain constructive on equities, in general. Slack labor markets, constrained consumer credit conditions and a moribund housing market will probably prevent recent commodity inflation from pushing broader inflation indices higher for some time.  This should allow Federal Reserve-influenced and capital market-driven interest rates to stay at or near historically low levels for the foreseeable future.  All else being equal, we believe this means that more of the cash held on the sidelines will continue to move into equities.  At some point, however, we would expect inflation gauges to move unambiguously higher, triggering a back-up in interest rates, and meaningful pressure on both bond prices and, perhaps, the U.S. dollar as well.  Larger cap equities that have pricing power, and significant revenues and profits from operations outside of the U.S., may perform well when interest rates and inflation make their move upward.  Until then, the principal market risks we are closely monitoring are the uncertainty over the Fed’s next move later this spring when its second quantitative easing program (QE2) comes to an end, the sovereign debt concerns from the periphery of Europe, the undermining of consumer spending and confidence by recent jumps in energy prices, and a likely deceleration in corporate profit growth resulting from upward cost pressures.

In summary, we are cautiously optimistic about prospects for the equity markets, and are quite impressed with the earnings and cash flow growth potential of the collection of companies we own.  The Fund currently has a larger cap, dividend paying bias.  We believe this is where the best values are in the market after nearly two years of significant outperformance by small cap names.  In addition, larger cap, better capitalized, free cash flow-generating companies that pay meaningful dividends are likely, in our view, to hold up better whenever the next correction occurs.  We would not be surprised to see increased volatility in coming months and quarters but with fundamentals favorable on balance, we believe the Fund is well positioned for various potential market outcomes.

We thank you for your continued confidence in our management.

Sincerely,

John Osterweis	Matt Berler
____________________

This commentary contains the current opinions of the author as of the date above, which are subject to change at any time.  This commentary has been distributed for informational purposes only and is not a recommendation or offer of any particular security, strategy or investment product.  Information contained herein has been obtained from sources believed to be reliable, but is not guaranteed.

Mutual Fund investing involves risk.  Principal loss is possible. The Fund may invest in medium and smaller sized companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  The Fund may invest in Master Limited Partnerships which involve risk related to energy prices and demand.  The Fund may invest in debt securities that are un-rated or rated below investment grade.  Such lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.

The S&P 500 Index is an unmanaged index which is widely regarded as the standard for measuring large-cap U.S. stock market performance.  This index does not incur expenses and is not available for investment.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Free cash flow represents the cash that a company is able to generate after laying out the money required to maintain and expand the company’s asset base.  Free cash flow is important because it allows a company to pursue opportunities that enhance shareholder value.

Must be preceded or accompanied by a current prospectus.  Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses.

The Osterweis Funds are distributed by Quasar Distributors, LLC.

The Osterweis Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE

For the fiscal year ending March 31, 2011, The Osterweis Fund (the “Fund”) had a total return of 13.76%, underperforming the S&P 500 Index (the “Index”), which had a total return of 15.65% in the same period.  The Fund’s equity holdings returned 17.36%, outperforming the Index, but lower returns on the Fund’s fixed income and cash holdings held back overall Fund returns.

At the beginning of the period, the Fund held 80% in equity securities, 7% in fixed income securities and 13% in cash.  We gradually increased equity exposure in the Fund during the fiscal year, ending the period with 90% in equity securities, 2% in fixed income securities and 8% in cash.

The Fund’s top two contributing sectors to relative performance were Health Care and Materials.  Successful stock selection drove outperformance of the Health Care sector, contributing 6.9% to relative performance.  The Fund’s Health Care holdings returned 36.6%, while the Index’s returned only 5.1%.  Health Care holdings included Valeant Pharmaceuticals Intl. Inc., the Fund’s top contributing security.  Stock selection also drove outperformance of the Materials sector, contributing 0.7% to relative performance.  The Fund’s Materials holdings returned 35.5%, while the Index’s returned 24.1%.  The Utilities, Financials and Energy sectors each contributed 1.0%, 0.6% and 0.2%, respectively, to relative performance.

The Fund’s two largest detracting sectors from relative performance were Consumer Discretionary and Consumer Staples.  Stock selection drove underperformance of the Consumer Discretionary sector, detracting 2.8% from relative performance.  The Fund’s Consumer Discretionary holdings returned -48.2% while the Index’s holdings returned 21.0%.  Consumer Discretionary holdings included Apollo Group Inc. Cl-A, which was one of the Fund’s top five equity security detractors.  Stock selection also drove underperformance in the Consumer Staples sector, detracting 2.1% from relative performance.  The Fund’s Consumer Staples holdings returned -4.7%, while the Index’s holdings returned 10.6%.  Consumer Staples holdings included Dean Foods Co. and Safeway Inc., also among the Fund’s top five equity security detractors.  The Industrials sector also detracted just under 0.9% from relative performance.  Finally, the Telecommunication Services and Information Technology sectors, together, detracted 0.5% from relative performance.

The Fund’s top five equity security contributors to performance were Valeant Pharmaceuticals Intl. Inc. (post-merger with Biovail), Crown Holdings Inc., Valeant Pharmaceuticals Inc. (pre-merger with Biovail), Compuware Corp. and Williams Cos. Inc.  The Fund’s top five equity

The Osterweis Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE

detractors from performance were Dean Foods Co., Apollo Group Inc. Cl-A, Medtronic Inc., Safeway Inc. and Redecard SA.

Current and future holdings are subject to risk.

Past performance is not indicative of future results.  The relative performance attribution figures noted in the 3rd and 4th paragraphs were calculated using a holdings-based attribution system and were based on the Fund’s equity holdings only, excluding preferred stocks, if any.  Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Please see page 9-10 of this report for complete holdings information.

The Osterweis Fund

SECTOR ALLOCATION at March 31, 2011 (Unaudited)

* Cash equivalents and other assets less liabilities.

Note: Equities are classified by GICS Sector. Bonds are classified by Bond Type.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Osterweis Capital Management.  Neither MSCI, S&P, nor any other party involved in making or compiling the GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification.  Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The Osterweis Fund

HISTORICAL PERFORMANCE

The Osterweis Fund
Value of $10,000 vs. S&P 500 Index

Average Annual Total Return
Periods Ended March 31, 2011
			Since inception
1 year	5 year	10 year	(October 1, 1993)
13.76%	4.16%	6.15%	11.34%

This chart illustrates the performance of a hypothetical $10,000 investment made on March 31, 2001 and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption fees of 2.00% on shares held less than 30 days.

As of March 31, 2011, the one-year, five-year and ten-year average annual total returns for the S&P 500 Index were 15.65%, 2.62% and 3.29%, respectively.  The average annual total return since the Fund’s inception (10/1/93) for the S&P 500 Index was 8.26%.

The performance data quoted above represents past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

The S&P 500 Index is an unmanaged index which is widely regarded as the standard for measuring large-cap U.S. stock market performance.  Returns include reinvested dividends.

The Osterweis Fund

SCHEDULE OF INVESTMENTS at March 31, 2011

Shares		Value
COMMON STOCKS: 85.7%
Aerospace & Defense: 3.5%
784,300	DigitalGlobe,
	Inc.1	$21,983,929
1,142,275	Spirit
	AeroSystems
	Holdings, Inc.1	29,322,199
		51,306,128
Beverages: 1.7%
336,075	Diageo Plc - ADR	25,615,636
Chemicals: 1.3%
683,438	Nalco Holding
	Company	18,664,692
Commercial Banks: 1.3%
594,010	First
	Republic Bank1	18,360,849
Commercial Services & Supplies: 5.1%
896,705	Avery
	Dennison Corp.	37,625,742
1,267,202	Republic
	Services, Inc.	38,066,748
		75,692,490
Computers & Peripherals: 2.1%
743,155	Hewlett
	Packard Co.	30,447,060
Containers & Packaging: 3.4%
1,295,880	Crown
	Holdings, Inc.1	49,995,050
Diversified Financial Services: 2.6%
8,592,105	Citigroup, Inc.1	37,977,104
Electronic Equipment, Instruments
& Components: 1.8%
788,393	Avnet, Inc.1	26,876,317
Food & Staples Retailing: 2.0%
1,284,570	Safeway, Inc.	30,238,778
Food Products: 4.9%
1,126,598	Cosan Limited	14,533,114
880,905	Kraft Foods, Inc.	27,625,181
981,085	Unilever
	NV - ADR	30,766,826
		72,925,121
Gas Utilities: 2.4%
2,015,375	Questar Corp.	35,168,294
Health Care Equipment & Supplies: 6.3%
432,360	Gen-Probe Inc.1	28,687,086
969,380	Medtronic, Inc.	38,145,103
447,535	Teleflex, Inc.	25,948,079
		92,780,268
Health Care Providers & Services: 2.2%
1,324,020	HealthSouth
	Corp.1	33,074,020
Insurance: 4.0%
1,168,965	Symetra
	Financial Corp.	15,897,924
893,502	Transatlantic
	Holdings, Inc.	43,486,743
		59,384,667
IT Services: 4.6%
756,555	Computer
	Sciences Corp.	36,866,925
2,175,880	Redecard SA2	31,918,860
		68,785,785
Life Sciences Tools & Services: 2.4%
804,780	Agilent
	Technologies,
	Inc.1	36,038,048
Media: 1.9%
2,055,980	Regal
	Entertainment
	Group	27,755,730
Multiline Retail: 1.1%
1,594,830	Marks &
	Spencer Group
	Plc - ADR	17,192,267
Oil, Gas & Consumable Fuels: 10.7%
349,830	Apache Corp.	45,799,744
1,356,300	Kinder
	Morgan, Inc.1	40,200,732
278,745	Occidental
	Petroleum Corp.	29,126,065
1,416,810	Williams
	Companies, Inc.	44,176,136
		159,302,677

The accompanying notes are an integral part of these financial statements.

The Osterweis Fund

SCHEDULE OF INVESTMENTS at March 31, 2011

Shares		Value
COMMON STOCKS: 85.7% (Continued)
Pharmaceuticals: 9.2%
474,210	Bayer
	AG - ADR	$36,855,601
539,505	Johnson
	& Johnson	31,965,671
1,366,748	Valeant
	Pharmaceuticals
	International,
	Inc.	68,077,718
		136,898,990
Software: 8.9%
1,129,970	CA, Inc.	27,322,675
3,768,603	Compuware
	Corp.1	43,527,365
1,561,790	Microsoft Corp.	39,606,994
930,060	Websense, Inc.1	21,363,478
		131,820,512
Water Utilities: 2.3%
1,245,720	American Water
	Works Co., Inc.	34,942,446
TOTAL COMMON STOCKS
(Cost $1,019,098,701)		1,271,242,929

PARTNERSHIPS & TRUSTS: 4.5%
Oil, Gas & Consumable Fuels: 4.5%
948,190	Enterprise
	Products
	Partners L.P.	40,829,061
430,182	Magellan
	Midstream
	Partners L.P.	25,750,695
		66,579,756
TOTAL PARTNERSHIPS & TRUSTS
(Cost $42,255,329)		66,579,756

Principal
Amount
BONDS: 2.1%
CORPORATE BONDS: 2.1%
Health Care Providers & Services: 1.4%
	HealthSouth
$18,530,000	Corp. 10.750%, 06/15/2016	19,827,100

Multiline Retail: 0.7%
	Dollar General
10,000,000	Corp. 10.625%, 07/15/2015	10,775,000

TOTAL CORPORATE BONDS
(Cost $31,071,811)		30,602,100
TOTAL BONDS
(Cost $31,071,811)		30,602,100

Shares
SHORT-TERM INVESTMENTS: 7.8%
115,662,450	Federated
	U.S. Treasury
	Cash Reserve, 0.000%3	115,662,450

TOTAL SHORT-TERM INVESTMENTS
(Cost $115,662,450)		115,662,450
TOTAL INVESTMENTS
IN SECURITIES: 100.1%
(Cost $1,208,088,291)		1,484,087,235
Liabilities in Excess of
Other Assets: (0.1)%		(1,604,593)
TOTAL NET
ASSETS: 100.0%		$1,482,482,642

ADR - American Depository Receipt
1  Non-income producing security.
2  Foreign issued security.
3  Seven-day yield as of March 31, 2011.

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund

ANNUAL REPORT
For the year ended March 31, 2011
April 12, 2011

Dear Shareholder,

During the first quarter of 2011, The Osterweis Strategic Income Fund (the “Fund”) generated a total return of 2.40%, compared to 0.43% for the Barclays Capital U.S. Aggregate Bond Index (the “BC Agg”) and 0.34% for the Bank of America Merrill Lynch U.S. Corporate & Government Master Index (the “Merrill”).  The Fund’s annualized total returns for the one year, five year, seven year and since inception (August 30, 2002) periods ending March 31, 2011, were 9.79%, 7.94%, 7.15% and 8.50%, respectively, compared in the same periods to 5.12%, 6.03%, 4.78% and 5.07% for the BC Agg and 5.38%, 5.81%, 4.50% and 5.01% for the Merrill.

The performance data quoted above represents past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.  An investment should not be made solely on the basis of returns.  The Fund imposes a 2.00% redemption fee on shares held for less than 30 days.  Performance periods shown above are greater than 30 days and do not reflect the redemption fee.  If the investment period were shorter than 30 days, performance would be lowered by the amount of the redemption fee.  The Fund’s total expense ratio was 1.07% as of March 31, 2010.  The Fund’s SEC yield as of March 31, 2011 was 3.86%.

The dramatic Japan, Middle East and North Africa headlines give the impression that events in these regions will trigger another global recession.  There is speculation that a slowdown in Japan, the world’s third largest economy, will have global implications.  In addition, there is an expectation that the turmoil in the Middle East and North Africa will lead to sustained disruptions in oil production and elevated gasoline prices, effectively creating a gas tax on businesses and consumers world-wide.

We view the impact of these headlines on financial markets as temporary.  In fact, in the last couple weeks of the quarter, the markets seemed to have resumed their upward trend.  We still believe there are conflicting data that could point to either a retrenchment or a recovery of the economy.  In all likelihood, there may be a continuation of what we have seen for the past year, which is a subtle improvement of the economy as employment creeps up, along with consumer confidence, and companies reporting better than expected earnings on the back of cost cutting.

We are wary of inflation, however, and the potential for higher interest rates.  Higher interest rates, particularly in the absence of an economic recovery, could have a very detrimental impact on certain interest-sensitive sectors of the fixed income market such as Treasury bonds.  Since Treasuries do not compensate us enough for the interest rate risk in the market, we continue to avoid them, as we have for quite some time.  We, therefore, continue to focus on short to intermediate term, non-investment grade bonds, and have been selectively buying convertible bonds of companies we believe have solid outlooks.

As always, we thank you for your continued confidence in our management.

Sincerely,

Carl Kaufman	Simon Lee
____________________

This commentary contains the current opinions of the authors as of the date above, which are subject to change at any time.  This commentary has been distributed for informational purposes only and is not a recommendation or offer of any particular security, strategy or investment product.  Information contained herein has been obtained from sources believed to be reliable, but is not guaranteed.

The Fund is non-diversified, meaning it may concentrate its assets in fewer holdings than a diversified fund. Therefore, the Fund’s share price may be more influenced by fluctuations in each holding’s value than a diversified fund.  The Fund may invest in debt securities that are un-rated or rated below investment grade.  Such lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities.  The Fund may invest in foreign securities which will involve greater volatility and political, economic and currency risks and differences in accounting methods.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Small- and mid-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies.

The Fund’s investment performance reflects reimbursement of expenses previously waived.  Please refer to the prospectus for further details.

The Barclays Capital U.S. Aggregate Bond Index and the Bank of America Merrill Lynch U.S. Corporate & Government Master Index are unmanaged indices which are regarded as standards for measuring the U.S. investment grade bond market in general, and are provided for comparison purposes.  These indices do not incur expenses and are not available for investment.

Must be preceded or accompanied by a current prospectus.  Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses.

The Osterweis Funds are distributed by Quasar Distributors, LLC.

The Osterweis Strategic Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE

For the fiscal year ended March 31, 2011, The Osterweis Strategic Income Fund (the “Fund”) had a total return of 9.79%, outperforming the Barclays Capital U.S. Aggregate Bond Index (the “BC Agg”) and the Bank of America Merrill Lynch U.S. Corporate & Government Master Index (the “Merrill”), which had total returns of 5.12% and 5.38%, respectively, in the same period.  The remainder of this discussion will compare the Fund against the Merrill, as constituent data is not available for the BC Agg.

The Fund’s outperformance was primarily attributable to its investments in higher yielding securities.  Over the fiscal year period, the Fund’s average current yield was 6.7%, while the Merrill’s was 3.8%.  In addition, the Fund’s average yield to maturity was 6.4%, while the Merrill’s was 2.6%. The Fund’s lower average quality also contributed to relative performance, as returns on lower quality bonds generally outperformed investment grade bonds.

However, the shorter effective duration of the Fund detracted from relative performance, as yields on shorter-term bonds (less than two years) fell less than yields on longer-term bonds (particularly four to ten years).  Since bond prices generally rise as yields fall, this means that the prices of shorter term bonds rose less than those of longer term bonds, resulting in a drag on the Fund’s relative performance.  Over the fiscal year period, the Fund’s average effective duration was 2.2 years compared to 5.1 years for the Merrill.

The Fund’s top five contributors to performance during the period were Icahn Enterprises LP 144A 4.0% 8/15/13, Linn Energy LLC 11.75% 5/15/17, Teleflex Inc. 3.875% 8/1/17, Sandisk Corp. 1.0% 5/15/13 and Geoeye Inc. 9.625% 10/1/15.  The Fund’s five greatest detractors from performance were Geokinetics Holdings Inc. 144A 9.75% 12/15/14, Dryships Inc. 5.0% 12/1/14, Central Eur Distr Corp. 3.0% 3/15/13, CEDC Fin Corp Intl. Inc. 144A 9.125% 12/1/16 and Expedia Inc. 8.5% 7/1/16.

Current and future holdings are subject to risk.

Past performance is not indicative of future results.  The relative performance attribution results noted in the 2nd and 3rd paragraphs were based on a holdings-based attribution system and were based on the Fund’s fixed income holdings and cash.  Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Please see page 16-21 of this report for complete holdings information.

Effective Duration:  The duration calculated using the approximate duration formula for a bond with an embedded option, reflecting the expected change in the cash flow caused by the option.  It measures the responsiveness of a bond’s price - taking into account that expected cash flows will change as interest rates change due to the embedded option.  Effective duration is calculated only on fixed income holdings and cash.

The Osterweis Strategic Income Fund

SECTOR ALLOCATION at March 31, 2011 (Unaudited)

* Cash equivalents and other assets less liabilities.

The Osterweis Strategic Income Fund

HISTORICAL PERFORMANCE

The Osterweis Strategic Income Fund
Value of $10,000 vs. Barclays Capital U.S. Aggregate Bond Index

Average Annual Total Return
Periods Ended March 31, 2011
			Since inception
1 year	3 year	5 year	(August 30, 2002)
9.79%	9.75%	7.94%	8.50%

This chart illustrates the performance of a hypothetical $10,000 investment made on 8/30/02 (the Fund’s inception) and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption fees of 2.00% on shares held less than 30 days.

As of March 31, 2011, the one-year, three-year and five-year average annual total returns for the Barclays Capital U.S. Aggregate Bond Index were 5.12%, 5.30% and 6.03%, respectively.  The average annual total return since the Fund’s inception for the Barclays Capital U.S. Aggregate Bond Index was 5.07%.

The performance data quoted above represents past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index which is widely regarded as the standard for measuring U.S. investment grade bond market performance.  This index does not incur expenses and is not available for investment.  The index includes reinvestment of dividends and/or interest income.

The Osterweis Strategic Income Fund

SCHEDULE OF INVESTMENTS at March 31, 2011

Principal
Amount		Value
BONDS: 91.8%
CORPORATE BONDS: 73.6%
Aerospace & Defense: 2.9%
	Gencorp, Inc. 9.500%,
$23,375,000	08/15/2013	$23,842,500
	GeoEye, Inc. 9.625%,
20,275,000	10/01/2015	23,037,469
2,750,000	8.625%, 10/01/2016	2,942,500
		49,822,469
Auto Components: 1.3%
	Stoneridge, Inc. 9.500%,
17,150,000	10/15/20171	19,036,500
	UCI International,
	Inc., 8.625%,
3,000,000	02/15/20191	3,165,000
		22,201,500
Chemicals: 2.0%
	Nova Chemicals
	Corp., 3.568%,
9,287,000	11/15/20132	9,310,218
	Rockwood
	Specialties
	Group Inc 7.500%,
24,854,000	11/15/2014	25,568,552
		34,878,770
Commercial Banks: 5.1%

	CIT Group, Inc. 7.000%,
6,716,371	05/01/2013 7.000%,	6,859,094
45,900,000	05/01/2014 7.000%,	46,875,375
35,000,000	05/01/2015	35,393,750
		89,128,219
Commercial Services & Supplies: 2.2%
	American
	Reprographics
	Co., 10.500%,
9,311,000	12/15/20161	10,125,713
	Deluxe Corp. 7.375%,
26,665,000	06/01/2015	27,764,931
		37,890,644
Construction & Engineering: 0.8%
	H & E Equipment
	Services, Inc. 8.375%,
5,991,000	07/15/2016	6,327,994
	United Rentals
	North America,
	Inc., 10.875%,
6,000,000	06/15/2016	6,960,000
		13,287,994
Consumer Finance: 1.0%
	SLM Corp. 0.533%,
5,000,000	10/25/20112	4,946,775
12,936,000	5.400%, 10/25/2011	13,200,127
		18,146,902
Containers & Packaging: 2.7%
	Owens-Brockway
	Glass Container,
	Inc., 6.750%,
15,350,000	12/01/2014	15,752,938
	Packaging
	Dynamics Corp. 8.750%,
30,450,000	02/01/20161	31,287,375
		47,040,313
Diversified Consumer Services: 0.8%
	Stewart
	Enterprises, Inc. 6.250%,
14,641,000	02/15/2013	14,743,487

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund

SCHEDULE OF INVESTMENTS at March 31, 2011

Principal
Amount		Value
CORPORATE BONDS: 73.6% (Continued)
Diversified Telecommunication Services: 2.5%
	West Corp. 11.000%,
$39,875,000	10/15/2016	$43,065,000
Electrical Equipment: 0.8%
	Coleman Cable,
	Inc., 9.000%,
12,500,000	02/15/2018	13,218,750
Food & Staples Retailing: 1.9%
	Albertsons, Inc. 7.250%,
25,625,000	05/01/2013	26,201,563
	Susser Holdings,
	LLC, 8.500%,
7,000,000	05/15/2016	7,612,500
		33,814,063
Food Products: 0.3%
	Pilgrim’s Pride
	Corp., 7.875%,
5,000,000	12/15/20181	4,875,000
Health Care Equipment & Supplies: 1.5%
	Alere, Inc. 7.875%,
5,300,000	02/01/2016 9.000%,	5,558,375
19,359,000	05/15/2016	20,714,130
		26,272,505
Health Care Providers & Services: 2.9%
	HCA, Inc. 9.125%,
6,325,000	11/15/2014	6,664,969
	HealthSouth
	Corp., 10.750%,
36,772,000	06/15/2016	39,346,040
	IASIS Capital
	Corp., 8.750%,
5,000,000	06/15/2014	5,131,250
		51,142,259
Hotels, Restaurants & Leisure: 7.4%
	Boyd Gaming
	Corp., 6.750%,
9,790,000	04/15/2014	9,863,425
	Carrols Corp. 9.000%,
29,369,000	01/15/2013	29,589,267
	CKE Restaurants,
	Inc., 11.375%,
7,000,000	07/15/2018	7,752,500
	CNL Lifestyle
	Properties, Inc. 7.250%,
9,500,000	04/15/20191	9,428,655
	Mandalay Resort
	Group, 6.375%,
15,500,000	12/15/2011	15,771,250
	MGM Resorts
	International 6.750%,
8,700,000	09/01/2012	8,917,500
	O’Charleys, Inc. 9.000%,
18,075,000	11/01/2013	18,436,500
	Royal Caribbean
	Cruises Ltd. 11.875%,
1,750,000	07/15/2015	2,156,875
	Vail Resorts, Inc. 6.750%,
25,945,000	02/15/2014	26,399,038
		128,315,010
Independent Power Producers
& Energy Traders: 0.9%
	NRG Energy, Inc. 7.375%,
15,000,000	02/01/2016	15,562,500
Industrial Conglomerates: 0.4%
	Icahn Enterprises,
	L.P., 7.750%,
3,000,000	01/15/2016	3,097,500
	Otter Tail Corp. 9.000%,
3,400,000	12/15/2016	3,867,500
		6,965,000

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund
SCHEDULE OF INVESTMENTS at March 31, 2011

Principal
Amount		Value
CORPORATE BONDS: 73.6% (Continued)
Internet & Catalog Retail: 1.1%
	Expedia, Inc. 8.500%,
$17,000,000	07/01/2016	$18,572,500
IT Services: 1.0%
	Lender Processing
	Services, Inc. 8.125%,
1,500,000	07/01/2016	1,569,375
	Unisys Corp. 12.750%,
4,923,000	10/15/20141	5,870,678
7,900,000	14.250%, 09/15/20151	9,499,750
		16,939,803
Leisure Equipment & Products: 1.4%
	Smith & Wesson
	Holding Corp. 9.500%,
22,955,000	01/14/20161	23,901,894
Machinery: 1.4%
	Manitowoc, Inc. 7.125%,
24,858,000	11/01/2013	25,261,943
Media: 7.6%
	Interpublic
	Group, Inc. 10.000%,
9,000,000	07/15/2017	10,755,000
	LIN Television
	Corp., 6.500%,
13,960,000	05/15/2013	14,012,350
	Lions Gate
	Entertainment
	Corp., 10.250%,
20,960,000	11/01/20161	22,322,400
	MDC
	Partners, Inc. 11.000%,
11,250,000	11/01/2016	12,656,250
8,500,000	11.000%, 11/01/20161	9,477,500
	Rainbow National
	Services LLC 8.750%,
26,113,000	09/01/20121	26,341,489
	Regal
	Entertainment
	Group, 9.125%,
21,385,000	08/15/2018	22,988,875
	Scholastic Corp. 5.000%,
14,718,000	04/15/2013	14,957,167
		133,511,031
Multiline Retail: 3.1%
	Dollar General
	Corp., 10.625%,
23,871,000	07/15/2015	25,721,002
19,518,000	11.875%, 07/15/2017	22,592,085
	Saks, Inc. 9.875%,
6,350,000	10/01/2011	6,556,375
		54,869,462
Oil, Gas & Consumable Fuels: 5.2%
	Arch Western
	Finance LLC 6.750%,
21,396,000	07/01/2013	21,716,940
	Bill Barrett Corp. 9.875%,
4,355,000	07/15/2016	4,921,150
	Genesis Energy
	L.P., 7.875%,
4,455,000	12/15/20181	4,510,687
	Linn Energy, LLC 11.750%,
16,611,000	05/15/2017	20,016,255
	Raam Global
	Energy Co. 12.500%,
12,250,000	10/01/20151	12,923,750

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund

SCHEDULE OF INVESTMENTS at March 31, 2011

Principal
Amount		Value
CORPORATE BONDS: 73.6% (Continued)
Oil, Gas & Consumable Fuels: 5.2% (Continued)
	Stone Energy
	Corp., 6.750%,
$7,850,000	12/15/2014	$7,850,000
14,875,000	8.625%, 02/01/2017	15,581,562
	Targa Resource
	Partners L.P. 11.250%,
2,350,000	07/15/2017	2,749,500
		90,269,844
Paper & Forest Products: 0.3%
	Neenah Paper,
	Inc., 7.375%,
5,150,000	11/15/2014	5,317,375
Real Estate Management & Development: 0.0%
	Kennedy-Wilson
	Holdings, Inc. 8.750%,
500,000	04/01/20191	496,485
Road & Rail: 4.9%
	Hertz Corp. 7.625%,
5,053,000	06/01/2012	5,318,282
20,919,000	8.875%, 01/01/2014	21,546,570
	Kansas City
	Southern
	De Mexico 12.500%,
21,025,000	04/01/2016	25,545,375
	Kansas City
	Southern
	Railway Co. 13.000%,
14,152,000	12/15/2013	16,947,020
	Swift Services
	Holdings, Inc. 10.000%,
15,000,000	11/15/20181	16,350,000
		85,707,247
Specialty Retail: 7.9%
	Brown Shoe
	Company, Inc. 8.750%,
29,050,000	05/01/2012	29,231,563
	Collective
	Brands, Inc. 8.250%,
39,294,000	08/01/2013	40,030,762
	RSC Holdings,
	Inc., 9.500%,
38,931,000	12/01/2014	40,974,878
5,215,000	10.000%, 07/15/20171	5,971,175
	Sonic
	Automotive,
	Inc., 9.000%,
2,000,000	03/15/2018	2,135,000
	The Pep
	Boys-Manny,
	Moe & Jack 7.500%,
18,125,000	12/15/2014	18,578,125
		136,921,503
Tobacco: 1.6%
	Alliance One
	International,
	Inc., 10.000%,
27,571,000	07/15/2016	28,087,956
Trading Companies & Distributors: 0.3%
	Wesco
	Distribution,
	Inc., 7.500%,
5,700,000	10/15/2017	5,885,250
Wireless Telecommunication Services: 0.4%
	NII Capital Corp. 10.000%,
6,465,000	08/15/2016	7,402,425
TOTAL CORPORATE BONDS
(Cost $1,255,502,049)		1,283,515,103

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund

SCHEDULE OF INVESTMENTS at March 31, 2011

Principal
Amount		Value
CONVERTIBLE BONDS: 18.2%
Aerospace & Defense: 0.3%
	Gencorp, Inc. 4.063%,
$5,500,000	12/31/2039	$5,506,875
Beverages: 1.7%
	Central European
	Distribution
	Corp., 3.000%,
32,800,000	03/15/2013	28,659,000
Capital Markets: 0.6%
	Knight Capital
	Group, Inc. 3.500%,
10,000,000	03/15/2015	9,875,000
Communications Equipment: 0.2%
	Comtech
	Telecommunications
	Corp., 3.000%,
4,000,000	05/01/2029	4,165,000
Computers & Peripherals: 1.0%
	Sandisk Corp. 1.000%,
18,250,000	05/15/2013	17,999,063
Diversified Consumer Services: 0.6%
	Stewart
	Enterprises, Inc. 3.125%,
10,315,000	07/15/2014	10,598,662
Electronic Equipment, Instruments
& Components: 1.2%
	L-1 Identity
	Solutions, Inc. 3.750%,
20,191,000	05/15/2027	20,266,716
Energy Equipment & Services: 0.9%
	Willbros Group,
	Inc., 6.500%,
15,147,000	12/15/20121	16,339,826
Food & Staples Retailing: 2.4%
	Spartan Stores,
	Inc., 3.375%,
36,331,000	05/15/2027	34,968,588
	SUPERVALU, Inc.
	Zero Coupon,
15,511,000	11/02/2031	6,107,456
		41,076,044
Health Care Equipment & Supplies: 1.8%
	Alere, Inc. 3.000%,
4,240,000	05/15/2016	4,801,800
	Hologic, Inc. 2.000%,
2,750,000	12/15/2037	2,667,500
	Integra
	LifeSciences
	Holdings Corp. 2.375%,
4,000,000	06/01/20121	4,050,000
	Teleflex, Inc. 3.875%,
18,150,000	08/01/2017	20,532,188
		32,051,488
Industrial Conglomerates: 1.7%
	Icahn Enterprises,
	L.P., 4.000%,
29,739,000	08/15/20131,2	30,333,780
IT Services: 0.5%
	Euronet
	Worldwide, Inc. 3.500%,
8,500,000	10/15/2025	8,489,375
Marine: 0.2%
	DryShips Inc. 5.000%,
2,500,000	12/01/2014	2,515,625
Media: 0.3%
	Lions Gate
	Entertainment
	Corp., 2.938%,
5,505,000	10/15/2024	5,518,762
Oil, Gas & Consumable Fuels: 1.5%
	Bill Barrett Corp. 5.000%,
1,700,000	03/15/2028	1,744,625

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund

SCHEDULE OF INVESTMENTS at March 31, 2011

Principal
Amount		Value
CONVERTIBLE BONDS: 18.2% (Continued)
Oil, Gas & Consumable Fuels: 1.5% (Continued)
	Green Plains
	Renewable
	Energy, Inc. 5.750%,
$3,000,000	11/01/20151	$3,326,250
	Penn Virginia
	Corp., 4.500%,
20,122,000	11/15/2012	20,876,575
		25,947,450
Professional Services: 0.4%
	School Specialty,
	Inc., 3.750%,
6,185,000	11/30/2026	6,262,312
Software: 0.7%
	Cadence Design
	System, Inc. 2.625%,
5,000,000	06/01/20151	7,162,500
	Mentor Graphics
	Corp., 6.250%,
5,000,000	03/01/2026	5,181,250
		12,343,750
Specialty Retail: 0.6%
	Charming
	Shoppes, Inc. 1.125%,
12,061,000	05/01/2014	10,462,918
Wireless Telecommunication Services: 1.6%
	NII Holdings, Inc. 3.125%,
28,040,000	06/15/2012	28,320,400
TOTAL CONVERTIBLE BONDS
(Cost $294,906,206)		316,732,046
TOTAL BONDS
(Cost $1,550,408,255)		1,600,247,149

Shares
CONVERTIBLE PREFERRED STOCKS: 0.4%
Oil, Gas & Consumable Fuels: 0.4%
90,000	Apache Corp.	6,377,400
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $4,592,500)		6,377,400
SHORT-TERM INVESTMENTS: 7.5%
131,756,080	Federated
	U.S. Treasury
	Cash Reserve, 0.000%3	131,756,080
TOTAL SHORT-TERM INVESTMENTS
(Cost $131,756,080)		131,756,080
TOTAL INVESTMENTS
IN SECURITIES: 99.7%
(Cost $1,686,756,835)		1,738,380,629
Other Assets in Excess
of Liabilities: 0.3%		5,519,713
TOTAL NET
ASSETS: 100.0%		$1,743,900,342

1
Securities exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified, institutional buyers.  At March 31, 2011, the value of these securities amounted to $276,796,407 or 15.9% of net assets.

2	Variable rate security; rate shown is the rate in effect on March 31, 2011.
3	Seven-day yield as of March 31, 2011.

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Investment Fund

ANNUAL REPORT
For the year ended March 31, 2011
April 21, 2011

Dear Shareholder,

During the first quarter of 2011, The Osterweis Strategic Investment Fund (the “Fund”) generated a total return of 5.53%, compared to 3.71% for the blended benchmark of 60% S&P 500 Index / 40% Barclays Capital U.S. Aggregate Bond Index (the “benchmark”).  The Fund’s total return since inception (August 31, 2010) through March 31, 2011, was 17.90% compared to 15.70% for the benchmark.

The performance data quoted above represents past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.  An investment should not be made solely on the basis of returns.  The Fund imposes a 2.00% redemption fee on shares held for less than 30 days.  Performance periods shown above are greater than 30 days and do not reflect the redemption fee.  If the investment period were shorter than 30 days, performance would be lowered by the amount of the redemption fee.  Short-term performance, in particular, is not a good indication of the fund’s future performance, and an investment should not be made based solely on the returns.  The Fund’s Gross Expense Ratio is 2.04% and the *Net Expense Ratio is 1.50%.

Two quarters do not a fund make, but we could not be more pleased with the solid performance of our new Strategic Investment Fund.  The Fund has delivered attractive absolute and relative returns in its first two quarters since inception and posted strong returns in a rising stock market even while maintaining a much more conservative asset allocation.  The Fund beat its blended benchmark by almost 2% in the quarter and by just over 2% since inception.

In the first quarter of 2011, both the equity and the bond portfolios posted strong absolute returns.  We lifted the equity allocation from nearly 63% at the beginning of the quarter to just over 66% at the end of the quarter, reflecting our constructive outlook for equities.  This move reflects both our view that currently equities have a somewhat more favorable outlook than bonds, as well as the attractive individual equity investment opportunities our team continues to find.  At the macro level, we believe that the stock market as a whole may be able to generate high single digit to low double digit earnings and cash flow growth even if economic growth remains tepid by historical standards.  We think equity valuations are reasonable and that as long as interest rates and inflation remain within expectations, stocks may work their way higher.  Even after interest rates begin to rise, we believe equities could hold their own, whereas bonds may struggle.

While we are constructive on, and are currently overweight, equities relative to our blended benchmark, we remain disciplined about the risks we are taking.  We have a bias toward larger cap, well capitalized, dividend paying equities trading at discounts to their smaller cap peers, and a limited appetite for highly cyclical, operationally leveraged companies.  We plan to continue rotating the equity portfolio out of names and sectors where value has become recognized by the market, and into areas where we see more limited downside and materially unrecognized upside potential.  In this way, we seek to control risk not only by managing the overall allocation between equities and fixed income, but also by varying the constituents within the equity and fixed income portfolios.

On the fixed income side of the Fund, we seek to control risk by shifting our holdings towards what we believe are currently the most promising types of bonds and away from areas we regard as risky.  Currently, we have positioned the portfolio in shorter-term non-investment grade corporate bonds that we believe may be able to withstand a selloff in the bond market when interest rates eventually rise, and away from longer-dated, investment grade bonds whose low yields do not compensate us for the interest rate risk they carry.  The average effective duration of our bond holdings is 2.5 years.  At this point in the credit and interest rate cycles, we would much rather take on credit risk than interest rate risk, not just because we think interest rates will likely rise in coming quarters and years, but because credit metrics for corporate America have improved and should continue to do so.

We thank you for your confidence in our management.

Sincerely,

John Osterweis	Matt Berler	Carl Kaufman

____________________

*
Osterweis Capital Management, LLC has contractually agreed to reduce its fees and/or pay Fund expenses (excluding Acquired Fund Fees and Expenses, interest, taxes and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reduction for the Fund to 1.50% of the Fund’s average net assets (the “Expense Cap”).  The Expense Cap will remain in effect until at least August 31, 2011.

This commentary contains the current opinions of the authors as of the date above, which are subject to change at any time.  This commentary has been distributed for informational purposes only and is not a recommendation or offer of any particular security, strategy or investment product.  Information contained herein has been obtained from sources believed to be reliable, but is not guaranteed.

The Osterweis Strategic Investment Fund may invest in small- and mid-capitalization companies which tend to have limited liquidity and greater price volatility than large-capitalization companies. The Fund may invest in foreign securities which will involve greater volatility and political, economic and currency risks and differences in accounting methods.  The Fund may invest in Master Limited Partnerships which involve risk related to energy prices and demand.  The Fund may invest in debt securities that are un-rated or rated below investment grade.  Such lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.

Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.

The 60/40 blend is composed of 60% Standard & Poor’s 500 Index (S&P 500) and 40% Barclays Capital U.S. Aggregate Bond Index (BC Agg) and assumes monthly rebalancing.  The S&P 500 is an unmanaged index which is widely regarded as the standard for measuring large-cap U.S. stock market performance.  The BC Agg  is an unmanaged index which is widely regarded as a standard for measuring U.S. investment grade bond market performance.  These indices do not incur expenses and are not available for investment.  These indices include reinvestment of income.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity.  Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Must be preceded or accompanied by a current prospectus.  Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses.

The Osterweis Funds are distributed by Quasar Distributors, LLC.

The Osterweis Strategic Investment Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE

Since inception (August 31, 2010) through March 31, 2011, The Osterweis Strategic Investment Fund (the “Fund”) generated a total return of 17.90%, outperforming its benchmark (60% S&P 500 Index / 40% Barclays Capital U.S. Aggregate Bond Index), which generated a total return of 15.70% in the same period.  The Fund’s fixed income holdings posted a double-digit return, outperforming the Barclays Capital U.S. Aggregate Bond Index by about 16%.  Performance for the Fund’s equities was very strong and also in the double digits, though it lagged the S&P 500 Index by approximately 5%.  The equity allocation for the Fund shifted from a target of 50% at inception to 65% as of March 31, 2011.  Fixed income and cash accounted for the remaining portfolio allocation.

Within equities, the Fund’s two largest detracting sectors from relative performance were Industrials and Consumer Discretionary.  Stock selection drove underperformance in the Industrials sector, detracting substantially from the Fund’s relative returns.  Although the Fund lagged the S&P 500 Index in this sector, performance was positive on an absolute basis.  Stock selection was also the source of underperformance in the Consumer Discretionary sector, where the Fund’s return was negative while the S&P 500’s was 26.7%.  Almost all of our poor performance in this sector can be attributed to education programs provider Apollo Group Inc-Cl A.  We eliminated this position in November of 2010.

The Fund’s top two contributing sectors to relative equity performance were Health Care and Utilities.  In Health Care, our stock selection generated significant value for the Fund, where our holdings in this sector appreciated considerably more than the S&P 500’s.  The top contributors in Health Care were Valeant Pharmaceuticals Intl. Inc., Agilent Technologies Inc., and HealthSouth Corp.  Health Care was the Fund’s top performing sector, though relative results were somewhat muted by our overweight as the index return in this sector trailed the overall index.  Stock selection also accounted for the majority of the outperformance in Utilities, where our return was solid both absolutely and relatively.

Within fixed income, the Fund’s investments in bonds with lower quality ratings contributed to relative performance as non-investment grade securities generally outperformed investment grade.  In addition, the high yield new issue market was very active during this period and was another contributing factor to performance.  The Fund also benefited from the absence of exposure to Treasuries, especially longer term issues, as the Treasury yield curve moved up during this period, particularly on the long end.  The Fund’s investments in higher yielding securities also added relative value.

The Osterweis Strategic Investment Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE

The Fund’s top five equity security contributors to performance were Valeant Pharmaceuticals Intl. Inc., Compuware Corp., Agilent Technologies Inc., Williams Cos. Inc. and HealthSouth Corp.  The Fund’s top five equity security detractors from performance were Dean Foods Co., Apollo Group Inc. Cl-A, Redecard SA, Citigroup Inc. and Microsoft Corp.

The Fund’s top five fixed income contributors to performance were Alere Inc. 3.0% 5/15/16, Newpark Resources Inc. 4.0% 10/1/17, Volcano Corp. 2.875% 9/1/15, Geoeye Inc. 8.625% 10/1/16 and Kansas City Southern Mex 12.5% 4/1/16.  The Fund’s bottom five securities included two detractors – Alliance One Intl. Inc. 10.0% 7/15/16 and West Corp. 11.0% 10/15/16 – and three positive contributors – Kennedy-Wilson 144A 8.75% 4/1/19, Smith & Wesson Holding Corp. 4.0% 12/15/26 and Boyd Gaming Corp. 6.75% 4/15/14.

Current and future holdings are subject to risk.

Past performance is not indicative of future results.  The relative performance attribution discussion noted in the 2nd and 3rd paragraphs were calculated using a holdings-based attribution system and were based on the Fund’s equity holdings only.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Please see page 29-32 of this report for complete holdings information.

The Osterweis Strategic Investment Fund

SECTOR ALLOCATION at March 31, 2011 (Unaudited)

* Cash equivalents and other assets less liabilities.

Note: Equities are classified by GICS Sector. Bonds are classified by Bond Type.  (Please see note on page 7 regarding GICS Sectors.)

The Osterweis Strategic Investment Fund

HISTORICAL PERFORMANCE

The Osterweis Strategic Investment Fund
Value of $10,000 vs. 60% S&P 500 Index/40% Barclays
Capital U.S. Aggregate Bond Index

Cumulative Total Return
Period Ended March 31, 2011
Since inception
(August 31, 2010)
17.90%

This chart illustrates the performance of a hypothetical $10,000 investment made on 8/31/10 (the Fund’s inception) and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption fees of 2.00% on shares held less than 30 days.

The cumulative total return since the Fund’s inception for the 60% S&P 500/40% Barclays Capital U.S. Aggregate Bond Index was 15.70%.

The performance data quoted above represents past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

The S&P 500 Index is an unmanaged index which is widely regarded as the standard for measuring large-cap U.S. stock market performance.  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index which is widely regarded as a standard for measuring U.S. investment grade bond market performance.  These indices do not incur expenses and are not available for investment.  These indices include the reinvestment of dividends and/or interest income.

The Osterweis Strategic Investment Fund

SCHEDULE OF INVESTMENTS at March 31, 2011

Shares		Value
COMMON STOCKS: 62.8%
Aerospace & Defense: 3.0%
18,030	DigitalGlobe, Inc.1	$505,381
16,780	Spirit AeroSystems
	Holdings, Inc.1	430,743
		936,124
Beverages: 1.4%
5,575	Diageo Plc - ADR	424,927
Chemicals: 1.0%
10,880	Nalco Holding
	Company	297,133
Commercial Banks: 1.0%
10,225	First Republic Bank1	316,055
Commercial Services & Supplies: 3.1%
8,900	Avery
	Dennison Corp.	373,444
19,465	Republic
	Services, Inc.	584,728
		958,172
Computers & Peripherals: 1.4%
10,865	Hewlett Packard Co.	445,139
Containers & Packaging: 2.1%
16,645	Crown
	Holdings, Inc.1	642,164
Diversified Financial Services: 1.8%
123,870	Citigroup, Inc.1	547,505
Electronic Equipment, Instruments
& Components: 1.2%
10,900	Avnet, Inc.1	371,581
Food & Staples Retailing: 1.4%
18,140	Safeway, Inc.	427,016
Food Products: 4.5%
13,005	Cosan Limited	167,765
18,370	Kraft Foods, Inc.	576,083
19,955	Unilever NV - ADR	625,788
		1,369,636
Gas Utilities: 1.6%
28,190	Questar Corp.	491,916
Health Care Equipment & Supplies: 4.8%
7,760	Gen-Probe Inc.1	514,876
14,600	Medtronic, Inc.	574,510
6,765	Teleflex, Inc.	392,235
		1,481,621
Health Care Providers & Services: 1.9%
23,040	HealthSouth Corp.1	575,539
Insurance: 2.9%
21,505	Symetra
	Financial Corp.	292,468
12,330	Transatlantic
	Holdings, Inc.	600,101
		892,569
IT Services: 3.6%
12,435	Computer
	Sciences Corp.	605,957
33,310	Redecard SA2	488,638
		1,094,595
Life Sciences Tools & Services: 2.0%
13,595	Agilent
	Technologies, Inc.1	608,784
Media: 1.3%
28,735	Regal Entertainment
	Group	387,923
Multiline Retail: 0.9%
24,685	Marks & Spencer
	Group Plc - ADR	266,104
Oil, Gas & Consumable Fuels: 7.1%
4,695	Apache Corp.	614,670
19,645	Kinder Morgan, Inc.1	582,278
3,980	Occidental
	Petroleum Corp.	415,870
18,185	Williams
	Companies, Inc.	567,008
		2,179,826
Pharmaceuticals: 6.4%
7,855	Bayer AG - ADR	610,491
9,765	Johnson & Johnson	578,576
15,894	Valeant
	Pharmaceuticals
	International, Inc.	791,680
		1,980,747

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Investment Fund

SCHEDULE OF INVESTMENTS at March 31, 2011

Shares		Value
COMMON STOCKS: 62.8% (Continued)
Software: 6.7%
15,945	CA, Inc.	$385,550
50,175	Compuware Corp.1	579,521
23,795	Microsoft Corp.	603,441
21,945	Websense, Inc.1	504,077
		2,072,589
Water Utilities: 1.7%
18,475	American Water
	Works Co., Inc.	518,223
TOTAL COMMON STOCKS
(Cost $17,406,508)		19,285,888
PARTNERSHIPS & TRUSTS: 3.3%
Oil, Gas & Consumable Fuels: 3.3%
11,345	Enterprise Products
	Partners L.P.	488,516
8,735	Magellan Midstream
	Partners L.P.	522,877
		1,011,393
TOTAL PARTNERSHIPS & TRUSTS
(Cost $899,990)		1,011,393

Principal
Amount
BONDS: 30.1%
CORPORATE BONDS: 25.6%
Aerospace & Defense: 0.9%
	GeoEye, Inc. 8.625%,
$250,000	10/01/2016	267,500
Containers & Packaging: 1.8%
	Owens-Brockway
	Glass Container,
	Inc., 6.750%,
250,000	12/01/2014	256,563
	Packaging Dynamics
	Corp., 8.750%,
300,000	02/01/20163	308,250
		564,813
Diversified Consumer Services: 0.7%
	Stewart Enterprises,
	Inc., 6.250%,
200,000	02/15/2013	201,400
Diversified Telecommunication Services: 1.1%
	West Corp. 11.000%,
300,000	10/15/2016	324,000
Food & Staples Retailing: 1.2%
	Albertsons, Inc. 7.250%,
350,000	05/01/2013	357,875
Health Care Equipment & Supplies: 1.0%
	Alere, Inc. 7.875%,
300,000	02/01/2016	314,625
Hotels, Restaurants & Leisure: 2.0%
	Boyd Gaming Corp. 6.750%,
300,000	04/15/2014	302,249
	Carrols Corp. 9.000%,
300,000	01/15/2013	302,250
		604,499
Leisure Equipment & Products: 0.7%
	Smith & Wesson
	Holding Corp. 9.500%,
200,000	01/14/20163	208,250
Machinery: 1.0%
	Manitowoc, Inc. 7.125%,
300,000	11/01/2013	304,875
Media: 1.5%
	Lions Gate
	Entertainment
	Corp., 10.250%,
200,000	11/01/20163	213,000
	Scholastic Corp. 5.000%,
250,000	04/15/2013	254,063
		467,063

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Investment Fund

SCHEDULE OF INVESTMENTS at March 31, 2011

Principal
Amount		Value
CORPORATE BONDS: 25.6% (Continued)
Multiline Retail: 0.7%
	Dollar General Corp. 10.625%,
$200,000	07/15/2015	$215,500
Oil, Gas & Consumable Fuels: 4.6%
	Arch Western
	Finance LLC 6.750%,
300,000	07/01/2013	304,500
	Bill Barrett Corp. 9.875%,
350,000	07/15/2016	395,500
	Denbury Resources,
	Inc., 7.500%,
131,000	04/01/2013	131,000
	Raam Global
	Energy Co. 12.500%,
250,000	10/01/20153	263,750
	Stone Energy Corp. 8.625%,
300,000	02/01/2017	314,250
		1,409,000
Real Estate Management & Development: 1.6%
	Kennedy-Wilson
	Holdings, Inc. 8.750%,
500,000	04/01/20193	496,485
Road & Rail: 2.6%
	Hertz Corp. 8.875%,
131,000	01/01/2014	134,930
	Kansas City
	Southern De Mexico 12.500%,
350,000	04/01/2016	425,250
	Kansas City
	Southern Railway
	Co., 13.000%,
200,000	12/15/2013	239,500
		799,680
Specialty Retail: 3.4%
	Brown Shoe
	Company, Inc. 8.750%,
300,000	05/01/2012	301,875
	Collective
	Brands, Inc. 8.250%,
450,000	08/01/2013	458,437
	The Pep
	Boys-Manny,
	Moe & Jack 7.500%,
300,000	12/15/2014	307,500
		1,067,812
Tobacco: 0.8%
	Alliance One
	International, Inc. 10.000%,
250,000	07/15/2016	254,688
TOTAL CORPORATE BONDS
(Cost $7,763,463)		7,858,065
CONVERTIBLE BONDS: 4.5%
Beverages: 0.9%
	Central European
	Distribution Corp. 3.000%,
300,000	03/15/2013	262,125
Energy Equipment & Services: 0.9%
	Willbros Group, Inc. 6.500%,
250,000	12/15/20123	269,688
Health Care Equipment & Supplies: 0.9%
	Alere, Inc. 3.000%,
250,000	05/15/2016	283,125
Industrial Conglomerates: 0.7%
	Icahn Enterprises,
	L.P., 4.000%,
200,000	08/15/20133,4	204,000

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Investment Fund

SCHEDULE OF INVESTMENTS at March 31, 2011

Principal
Amount	Value
CONVERTIBLE BONDS: 4.5% (Continued)
Oil, Gas & Consumable Fuels: 1.1%
Penn Virginia Corp. 4.500%,
$343,000	11/15/2012	$355,862
TOTAL CONVERTIBLE BONDS
(Cost $1,300,046)	1,374,800
TOTAL BONDS
(Cost $9,063,509)	9,232,865

Shares
SHORT-TERM INVESTMENTS: 4.6%
1,418,329	Federated
U.S. Treasury
Cash Reserve, 0.000%5	1,418,329
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,418,329)	1,418,329
TOTAL INVESTMENTS
IN SECURITIES: 100.8%
(Cost $28,788,336)	30,948,475
Liabilities in Excess
of Other Assets: (0.8)%	(230,824)
TOTAL NET
ASSETS: 100.0%	$30,717,651

ADR -  American Depository Receipt
1	Non-income producing security.
2	Foreign issued security.
3
Securities exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified, institutional buyers.  At March 31, 2011, the value of these securities amounted to $1,963,423 or 6.4% of net assets.

4	Variable rate security; rate shown is the rate in effect on March 31, 2011.
5	Seven-day yield as of March 31, 2011.

The accompanying notes are an integral part of these financial statements.

The Osterweis Funds

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2011

		The Osterweis	The Osterweis
	The Osterweis	Strategic	Strategic
	Fund	Income Fund	Investment Fund
ASSETS
Investments in securities, at value
(cost $1,208,088,291, $1,686,756,835 and
$28,788,336, respectively) (Note 2)	$1,484,087,235	$1,738,380,629	$30,948,475
Cash	—	2,865,723	—
Receivables:
Investment securities sold	—	17,854,546	1,567,500
Fund shares sold	3,415,865	19,275,699	36,274
Dividends and interest	2,360,595	33,928,033	235,137
Prepaid expenses	41,617	73,823	6,130
Total assets	1,489,905,312	1,812,378,453	32,793,516

LIABILITIES
Payables:
Investment securities purchased	4,279,116	59,009,871	2,011,524
Fund shares redeemed	1,858,293	8,004,436	—
Investment advisory fees	1,017,897	1,117,052	22,563
Administration fees	55,627	73,406	1,509
Custody fees	25,214	18,604	3,659
Fund accounting fees	30,063	38,352	6,116
Transfer agent fees	89,369	100,746	3,215
Chief Compliance Officer fees	2,027	2,328	1,212
Other accrued expenses	65,064	113,316	26,067
Total liabilities	7,422,670	68,478,111	2,075,865
NET ASSETS	$1,482,482,642	$1,743,900,342	$30,717,651

COMPUTATION OF NET ASSET VALUE
Net assets	$1,482,482,642	$1,743,900,342	$30,717,651
Shares issued and outstanding
(unlimited number of shares
authorized without par value)	52,052,310	147,727,405	2,637,652
Net asset value, offering and
redemption price per share	$28.48	$11.80	$11.65

COMPONENTS OF NET ASSETS
Paid-in capital	1,191,576,830	1,675,412,238	28,003,677
Undistributed net investment income	1,649,791	4,415,775	64,626
Accumulated net realized
gain on investments	13,231,455	12,448,535	489,209
Net unrealized appreciation on receivables
denominated in foreign currencies	25,622	—	—
Net unrealized appreciation
on investments	275,998,944	51,623,794	2,160,139
Net assets	$1,482,482,642	$1,743,900,342	$30,717,651

The accompanying notes are an integral part of these financial statements.

The Osterweis Funds

STATEMENTS OF OPERATIONS For the Year/Period Ended March 31, 2011

		The Osterweis	The Osterweis
	The Osterweis	Strategic	Strategic
	Fund	Income Fund	Investment Fund*
INVESTMENT INCOME
Dividends (net of $685,160, $0, and $3,396,
respectively, in foreign withholding taxes)	$16,012,124	$152,726	$108,226
Interest	3,836,991	83,674,939	271,842
Total investment income	19,849,115	83,827,665	380,068

EXPENSES (Note 3)
Investment advisory fees	10,066,418	9,860,128	120,089
Administration fees	604,486	646,679	6,253
Transfer agent fees	482,368	630,537	13,520
Fund accounting fees	178,501	210,590	21,837
Custody fees	151,475	121,376	14,856
Registration fees	78,949	165,456	8,165
Reports to shareholders	47,244	76,863	1,842
Audit fees	24,300	24,200	19,000
Trustee fees	19,070	18,887	2,102
Miscellaneous expense	17,267	12,251	2,068
Chief Compliance Officer fees	15,185	15,685	3,280
Legal fees	5,798	4,399	1,665
Insurance expense	2,590	2,338	357
Total expenses	11,693,651	11,789,389	215,034
Fees waived and expenses reimbursed	—	—	(34,901)
Net expenses	11,693,651	11,789,389	180,133
Net investment income	8,155,464	72,038,276	199,935

REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND FOREIGN CURRENCY
Net realized gain on investments
and foreign currency	31,599,478	26,178,143	614,991
Change in net unrealized
appreciation on investments
and foreign currency	127,442,402	18,278,173	2,160,139
Net realized and unrealized gain on
investments and foreign currency	159,041,880	44,456,316	2,775,130
Net increase in net assets
resulting from operations	$167,197,344	$116,494,592	$2,975,065

*	Commenced operations on August 31, 2010. The information presented is for the period from August 31, 2010 to March 31, 2011.

The accompanying notes are an integral part of these financial statements.

The Osterweis Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2011	March 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$8,155,464	$6,877,421
Net realized gain on
investments and foreign currency	31,599,478	9,859,365
Change in net unrealized
appreciation on investments
and foreign currency	127,442,402	196,204,185
Net increase in net assets
resulting from operations	167,197,344	212,940,971

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(12,204,182)	(3,134,540)
Total distributions to shareholders	(12,204,182)	(3,134,540)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)(b)	298,056,500	423,571,291
Total increase in net assets	453,049,662	633,377,722

NET ASSETS
Beginning of year	1,029,432,980	396,055,258
End of year	$1,482,482,642	$1,029,432,980
Undistributed net investment income	$1,649,791	$8,117,803

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2011		March 31, 2010
	Shares	Value	Shares	Value
Shares sold	19,881,558	$518,766,367	24,892,057	$559,442,507
Shares issued
in reinvestment
of distributions	281,130	7,534,280	91,972	2,222,962
Shares redeemed (b)	(8,826,821)	(228,244,147)	(6,024,799)	(138,094,178)
Net increase	11,335,867	$298,056,500	18,959,230	$423,571,291

(b)	Net of redemption fees of $27,683 and $21,812, respectively.

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2011	March 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$72,038,276	$30,352,890
Net realized gain on investments	26,178,143	13,529,856
Change in net unrealized
appreciation on investments	18,278,173	48,622,567
Net increase in net assets
resulting from operations	116,494,592	92,505,313

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(67,628,470)	(33,852,128)
From net realized gain	(15,787,629)	(1,956,595)
Total distributions to shareholders	(83,416,099)	(35,808,723)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)(b)	811,919,491	548,637,602
Total increase in net assets	844,997,984	605,334,192

NET ASSETS
Beginning of year	898,902,358	293,568,166
End of year	$1,743,900,342	$898,902,358
Undistributed net investment income/
(Accumulated net investment loss)	$4,415,775	$(688,431)

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2011		March 31, 2010
	Shares	Value	Shares	Value
Shares sold	92,789,271	$1,085,756,472	57,534,009	$646,055,942
Shares issued
in reinvestment
of distributions	6,070,363	70,264,427	2,749,193	30,763,641
Shares redeemed (b)	(29,504,544)	(344,101,408)	(11,631,838)	(128,181,981)
Net increase	69,355,090	$811,919,491	48,651,364	$548,637,602

(b)	Net of redemption fees of $44,626 and $27,872, respectively.

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Investment Fund

STATEMENTS OF CHANGES IN NET ASSETS

Period Ended
March 31, 2011*
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$199,935
Net realized gain on investments	614,991
Change in net unrealized appreciation on investments	2,160,139
Net increase in net assets
resulting from operations	2,975,065

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(124,121)
From net realized gain	(137,086)
Total distributions to shareholders	(261,207)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)(b)	28,003,793
Total increase in net assets	30,717,651

NET ASSETS
Beginning of period	—
End of period	$30,717,651
Undistributed net investment income	$64,626

(a)	Summary of capital share transactions is as follows:

	Period Ended
	March 31, 2011*
	Shares	Value
Shares sold	2,658,079	$28,235,567
Shares issued in reinvestment of distributions	20,678	226,419
Shares redeemed (b)	(41,105)	(458,193)
Net increase	2,637,652	$28,003,793

*	Fund commenced operations on August 31, 2010. Information presented is for the period from August 31, 2010 to March 31, 2011.
(b)	Net of redemption fees of $217.

The accompanying notes are an integral part of these financial statements.

The Osterweis Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended March 31,
	2011	2010	2009	2008	2007
Net asset value,
beginning of year	$25.28	$18.20	$24.58	$27.87	$27.03

INCOME FROM INVESTMENT OPERATIONS:
Net investment income^	0.18	0.22	0.18	0.28	0.30
Net realized and unrealized
gain (loss) on investments	3.28	6.95	(6.20)	(2.71)	2.96
Total from
investment operations	3.46	7.17	(6.02)	(2.43)	3.26

LESS DISTRIBUTIONS:
From net investment income	(0.26)	(0.09)	(0.04)	(0.32)	(0.20)
From net realized gain	—	—	(0.32)	(0.54)	(2.22)
Total distributions	(0.26)	(0.09)	(0.36)	(0.86)	(2.42)
Paid-in capital from
redemption fees (Note 2)	0.00 *	0.00 *	0.00 *	0.00 *	0.00 *
Net asset value, end of year	$28.48	$25.28	$18.20	$24.58	$27.87
Total return	13.76%	39.41%	(24.45)%	(8.98)%	12.44%

RATIO/SUPPLEMENTAL DATA:
Net assets,
end of year (millions)	$1,482.5	$1,029.4	$396.1	$324.5	$324.5

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	0.99%	1.08%	1.20%	1.18%	1.21%
After fees waived and
expenses absorbed	0.99%	1.08%	1.20%	1.18%	1.21%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	0.69%	0.96%	1.27%	1.05%	1.10%
After fees waived and
expenses absorbed	0.69%	0.96%	1.27%	1.05%	1.10%
Portfolio turnover rate	39%	26%	63%	56%	50%

*	Amount is less than $0.01.
^	Calculated using the average shares outstanding method for the years ended March 31, 2010 through March 31, 2011, and the SEC method for the years ended March 31, 2007 through March 31, 2009.

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended March 31,
	2011	2010	2009	2008	2007
Net asset value,
beginning of year	$11.47	$9.88	$10.78	$11.24	$10.87

INCOME FROM INVESTMENT OPERATIONS:
Net investment income^	0.68	0.69	0.59	0.58	0.56
Net realized and unrealized
gain (loss) on investments	0.41	1.65	(0.91)	(0.39)	0.39
Total from
investment operations	1.09	2.34	(0.32)	0.19	0.95

LESS DISTRIBUTIONS:
From net investment income	(0.62)	(0.71)	(0.58)	(0.58)	(0.56)
From net realized gain	(0.14)	(0.04)	—	(0.07)	(0.02)
Total distributions	(0.76)	(0.75)	(0.58)	(0.65)	(0.58)
Paid-in capital from
redemption fees (Note 2)	0.00 *	0.00 *	0.00 *	0.00 *	0.00 *
Net asset value, end of year	$11.80	$11.47	$9.88	$10.78	$11.24
Total return	9.79%	24.16%	(3.04)%	1.73%	8.95%

RATIO/SUPPLEMENTAL DATA:
Net assets,
end of year (millions)	$1,743.9	$898.9	$293.6	$161.9	$119.8

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	0.96%	1.05%	1.24%	1.28%	1.41%
After fees absorbed
or recouped	0.96%	1.05%	1.24%	1.28%	1.46%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	5.85%	6.26%	6.18%	5.42%	5.51%
After fees absorbed
or recouped	5.85%	6.26%	6.18%	5.42%	5.46%
Portfolio turnover rate	115%	98%	89%	105%	100%

*	Amount is less than $0.01.
^	Calculated using the average shares outstanding method for the years ended March 31, 2010 through March 31, 2011, and the SEC method for the years ended March 31, 2007 through March 31, 2009.

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Investment Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period

	Period Ended
	March 31,
	2011*
Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income^	0.11
Net realized and unrealized gain on investments	1.67
Total from investment operations	1.78

LESS DISTRIBUTIONS:
From net investment income	(0.06)
From net realized gain	(0.07)
Total distributions	(0.13)
Paid-in capital from redemption fees (Note 2)	0.00	~
Net asset value, end of period	$11.65
Total return	17.90	%+

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$30.7

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.79	%#
After fees waived and expenses absorbed	1.50	%#

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.37	%#
After fees waived and expenses absorbed	1.66	%#
Portfolio turnover rate	134	%+

*	Fund commenced operations on August 31, 2010. The information presented is for the period from August 31, 2010 to March 31, 2011.
^	Calculated using the average shares outstanding method.
~	Amount is less than $0.01.
+	Not annualized.
#	Annualized.

The accompanying notes are an integral part of these financial statements.

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2011

NOTE 1 - ORGANIZATION

The Osterweis Fund, The Osterweis Strategic Income Fund and The Osterweis Strategic Investment Fund (the “Funds”) are series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.  The Osterweis Fund, The Osterweis Strategic Income Fund and The Osterweis Strategic Investment Fund commenced operations on October 1, 1993, August 30, 2002 and August 31, 2010, respectively.

The investment objective of The Osterweis Fund is to attain long-term total returns, which it seeks by investing primarily in common stocks.  The investment objective of The Osterweis Strategic Income Fund is to preserve capital and attain long-term total returns through a combination of current income and moderate capital appreciation, which it seeks by investing primarily in income bearing securities, including a wide range of debt and dividend-paying equity securities.  The investment objective of The Osterweis Strategic Investment Fund is to attain long-term total returns and capital preservation, which it seeks by investing in both equity and fixed income securities that the Adviser believes can deliver attractive long-term returns and enhanced capital preservation.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”),  exchanges are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2011

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service.  If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method.  These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.  In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Board of Trustees.

Fixed income debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees.  The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of March 31, 2011, the Funds did not hold fair valued securities.

As described above, the Funds utilize various methods to measure the fair value of most of their investments on a recurring basis.  U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods.  The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2011

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2011:

The Osterweis Fund
	Level 1	Level 2	Level 3
Common Stocks^	$1,271,242,929	$—	$—
Partnerships & Trusts^	$66,579,756	$—	$—
Corporate Bonds^	$—	$30,602,100	$—
Short-Term Investments	$115,662,450	$—	$—
Total Investments
in Securities	$1,453,485,135	$30,602,100	$—

The Osterweis Strategic Income Fund
	Level 1	Level 2	Level 3
Corporate Bonds^	$—	$1,283,515,103	$—
Convertible Bonds^	$—	$316,732,046	$—
Preferred Stocks^	$6,377,400	$—	$—
Short-Term Investments	$131,756,080	$—	$—
Total Investments
in Securities	$138,133,480	$1,600,247,149	$—

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2011

The Osterweis Strategic Investment Fund
	Level 1	Level 2	Level 3
Common Stocks^	$19,285,888	$—	$—
Partnerships & Trusts^	$1,011,393	$—	$—
Corporate Bonds^	$—	$7,858,065	$—
Convertible Bonds^	$—	$1,374,800	$—
Short-Term Investments	$1,418,329	$—	$—
Total Investments
in Securities	$21,715,610	$9,232,865	$—

^  See Schedules of Investments for industry breakouts.

None of the Funds had significant transfers into or out of Levels 1 and 2 during the year/period ended March 31, 2011.

B.
Foreign Currency.  Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading.  The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired.  The Funds include foreign exchange gains and losses from dividends receivable and other foreign currency denominated payables and receivables in realized and unrealized gain (loss) on investments and foreign currency.  The Funds do not isolate that portion of realized and unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included with net realized and unrealized gain (loss) on investments and foreign currency.

C.
Federal Income Taxes.  Each Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2011

At March 31, 2011 the Funds deferred, on a tax basis, post-October currency losses of:

Post-October Currency Losses
The Osterweis Fund	$ —
The Osterweis Strategic Income Fund	$ —
The Osterweis Strategic Investment Fund	$2,806

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.  At March 31, 2011, the Funds did not have any capital loss carryforwards.

The Funds recognize tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by the tax authorities.

The Funds have analyzed the Funds’ tax positions and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain income tax positions taken on returns filed for all open tax years (2008-2010) or expected to be taken on their tax returns for the fiscal year ended March 31, 2011.  The Funds identify their major tax jurisdictions as U.S. Federal and Massachusetts State; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a high cost basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.

E.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for The Osterweis Fund and The Osterweis Strategic Investment Fund normally are declared and paid on an annual basis.  Distributions to shareholders from net investment income for The Osterweis Strategic Income Fund normally are declared and paid on a quarterly basis, and distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2011

F.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

G.
Share Valuation.  The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities by the total number of shares outstanding for each Fund, rounded to the nearest cent.  The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.  The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share.  The Funds charge a 2.00% redemption fee on shares held less than 30 days.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Funds will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications.  In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

I.
Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year/period ended March 31, 2011, the following adjustments were made:

	Undistributed Net	Accumulated	Paid-in
	Investment Income	Gains/Losses	Capital
The Osterweis Fund	$(2,419,294)	$2,465,228	$(45,934)
The Osterweis Strategic
Income Fund	$694,400	$(1,513,695)	$819,295
The Osterweis Strategic
Investment Fund	$(11,188)	$11,304	$(116)

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2011

J.
Subsequent Events.  In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

K.
New Accounting Pronouncements.  In January 2010, the FASB issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (“ASU”).  The ASU requires enhanced disclosures about a) transfers into and out of Levels 1 and Level 2, and b) purchase, sales, issuances and settlements on a gross basis relating to Level 3 measurements.  The first disclosure is effective for the first reporting period beginning after December 15, 2009, and for interim periods within those fiscal years.  There were no significant transfers into or out of Levels 1 or 2 during the year/period ended March 31, 2011.  The second disclosure will become effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.  The Funds are currently evaluating the impact this disclosure may have on the Funds’ financial statements.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC (the “Advisers”) provide The Osterweis Fund, The Osterweis Strategic Income Fund and The Osterweis Strategic Investment Fund with investment management services under separate Investment Advisory Agreements (the “Agreements”).  Under the Agreements, the Advisers furnish all investment advice, office space, certain administrative services, and most of the personnel needed by the Funds.  As compensation for their services, the Advisers are entitled to a monthly fee.  For The Osterweis Fund and The Osterweis Strategic Investment Fund, the Advisers are entitled to a monthly fee at the annual rate of 1.00% for the average daily net assets up to $500 million and 0.75% for the average daily net assets greater than $500 million.  For The Osterweis Strategic Income Fund, the Advisers are entitled to a monthly fee at an annual rate of 1.00% for the average daily net assets up to $250 million and 0.75% for the average daily net assets greater than $250 million.  For the year/period ended March 31, 2011, The Osterweis Fund, The Osterweis Strategic Income Fund and The Osterweis Strategic Investment Fund incurred $10,066,418, $9,860,128 and $120,089 respectively, in advisory fees.

The Adviser has contractually agreed to limit expenses for The Osterweis Strategic Income Fund and The Osterweis Strategic Investment Fund by reducing all or a portion of its fees and reimbursing Fund expenses to that its ratio of expenses to average net assets will not exceed 1.50%.  The contract’s

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2011

term is indefinite and may be terminated only by the Board of Trustees.  The Adviser is permitted to seek reimbursement from The Osterweis Strategic Income Fund and The Osterweis Strategic Investment Fund, subject to limitations, for fees waived and/or Fund expenses it pays over the following three years after such payment.  For the period ended March 31, 2011, the Adviser waived $34,901 in fees for The Osterweis Strategic Investment Fund.  At March 31, 2011, the cumulative unreimbursed amount waived by the Adviser on behalf of The Osterweis Strategic Investment Fund that may be recouped was $34,901.  The Adviser may recoup this amount no later than March 31, 2014.  On May 18, 2011, the Board of Trustees terminated the contract limiting The Osterweis Strategic Income Fund’s ratio of operating expenses to average net assets to 1.50%.  The termination is effective as of June 30, 2011, and is not expected to effect the expense ratio given the Fund’s current size.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds.  USBFS also serves as the Funds’ fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  For the year/period ended March 31, 2011, The Osterweis Fund, The Osterweis Strategic Income Fund and The Osterweis Strategic Investment Fund incurred administration fees of $604,486, $646,679 and $6,253, respectively.  The officers of the Trust are employees of the Administrator.  The Chief Compliance Officer is also an employee of the Administrator.  For the year/period ended March 31, 2011, The Osterweis Fund, The Osterweis Strategic Income Fund and The Osterweis Strategic Investment Fund were allocated $15,185, $15,685 and $3,280 of the Trust’s Chief Compliance Officer fees, respectively.

Quasar Distributors, LLC, (the “Distributor”) serves as principal underwriter for shares of the Funds, and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares.  U.S. Bank, N.A. (“U.S. Bank”) serves as the Funds’ custodian (the “Custodian”).  Both the Distributor and Custodian are affiliates of the Administrator.

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2011

NOTE 4 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year/period ended March 31, 2011 are as follows:

	Purchases	Sales
The Osterweis Fund	$754,312,395	$406,642,665
The Osterweis Strategic Income Fund	$2,021,103,829	$1,256,181,704
The Osterweis Strategic Investment Fund	$51,977,925	$25,180,525

NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended March 31, 2011 and 2010 for the Funds were as follows:

The Osterweis Fund	2011	2010
Distributions paid from:
Ordinary income	$11,472,820	$3,134,540
Long-term capital gain*	$731,362	$—

The Osterweis Strategic Income Fund	2011	2010
Distributions paid from:
Ordinary income	$78,676,911	$35,808,723
Long-term capital gain*	$4,739,188	$—

The Osterweis Strategic Investment Fund	2011
Distributions paid from:
Ordinary income	$261,207

*	Designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

Distribution classification may differ from the statement of changes in net assets as a result of the treatment of short term capital gains as ordinary income for tax purposes.

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2011

As of March 31, 2011, the components of distributable earnings on a tax basis were as follows:

	The	The Osterweis	The Osterweis
	Osterweis	Strategic	Strategic
	Fund	Income Fund	Investment Fund
Cost of investments	$1,206,618,920	$1,689,904,520	$28,793,283
Gross tax unrealized
appreciation	298,854,539	56,359,488	2,517,247
Gross tax unrealized
depreciation	(21,386,224)	(7,883,379)	(362,055)
Net tax unrealized
appreciation	277,468,315	48,476,109	2,155,192
Undistributed
ordinary income	—	14,325,415	561,588
Undistributed
long-term capital gain	13,411,875	5,686,580	—
Total distributable
earnings	13,411,875	20,011,995	561,588
Other accumulated
gains/(losses)	25,622	—	(2,806)
Total accumulated
earnings	$290,905,812	$68,488,104	$2,713,974

For The Osterweis Fund, the tax difference between book basis and tax basis unrealized appreciation is attributable primarily to investments held in limited partnerships and wash sale deferrals.

For The Osterweis Strategic Income Fund, the tax difference between book basis and tax basis unrealized appreciation is attributable primarily to the timing differences on contingent preferred debt instruments and wash sale deferrals.

For The Osterweis Strategic Investment Fund, the tax difference between book basis and tax basis unrealized appreciation is attributable primarily to investments held in limited partnerships and wash sale deferrals.

The Osterweis Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
The Osterweis Funds and the
Board of Trustees of Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities of The Osterweis Fund, The Osterweis Strategic Income Fund and The Osterweis Strategic Investment Fund, each a series of shares of Professionally Managed Portfolios, including the schedules of investments, as of March 31, 2011, and for The Osterweis Fund and The Osterweis Strategic Income Fund, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, and for the Osterweis Strategic Investment Fund, the related statement of operations, the statement of changes in net assets, and the financial highlights for the period August 31, 2010 (commencement of operations) to March 31, 2011.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights.  Our procedures included confirmation of securities owned as of March 31, 2011 by correspondence with the custodian and brokers or by other appropriate procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Osterweis Fund, The Osterweis Strategic Income Fund and The Osterweis Strategic Investment Fund as of March 31, 2011, and the results of their operations, the changes in net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 24, 2011

The Osterweis Funds

EXPENSE EXAMPLE For the Six Months Ended March 31, 2011 (Unaudited)

As a shareholder of The Osterweis Fund, The Osterweis Strategic Income Fund and The Osterweis Strategic Investment Fund (each a “Fund” and collectively the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2010 – March 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem shares that have been held for less than 30 days.  Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6).  Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The Osterweis Funds

EXPENSE EXAMPLE For the Six Months Ended March 31, 2011 (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  If these transactional costs were included, your costs would have been higher.

The Osterweis Fund

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	October 1, 2010 -
	October 1, 2010	March 31, 2011	March 31, 2011^
Actual	$1,000	$1,132	$5.21
Hypothetical (5% annual	$1,000	$1,020	$4.94
return before expenses)

^
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.98% multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

The Osterweis Strategic Income Fund

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	October 1, 2010 -
	October 1, 2010	March 31, 2011	March 31, 2011^
Actual	$1,000	$1,047	$4.90
Hypothetical (5% annual	$1,000	$1,020	$4.84
return before expenses)

^
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.96% multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

The Osterweis Funds

EXPENSE EXAMPLE For the Six Months Ended March 31, 2011 (Unaudited)

The Osterweis Strategic Investment Fund

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	October 1, 2010 -
	October 1, 2010	March 31, 2011	March 31, 2011^
Actual	$1,000	$1,132	$7.97
Hypothetical (5% annual	$1,000	$1,017	$7.54
return before expenses)

^
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.50% multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

The Osterweis Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current Trustees and officers of the Trust, their dates of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held are set forth in the following table.

Number of
Portfolios
		Term of Office		in Fund
	Position	and Length	Principal	Complex(2)	Other
Name, Age	with the	of Time	Occupation During	Overseen	Directorships
and Address	Trust(1)	Served	Past Five Years	by Trustees	Held
Independent Trustees of the Trust
Dorothy A. Berry	Chairman	Indefinite	President, Talon	3	Trustee;
(born 1943)	and	Term;	Industries, Inc.		PNC Funds,
c/o U.S. Bancorp	Trustee	Since	(administrative,		Inc.
Fund Services, LLC		May 1991.	management and
2020 E. Financial Way			business consulting);
Suite 100			formerly, Executive Vice
Glendora, CA 91741			President and Chief
Operating Officer,
Integrated Asset
Management (investment
advisor and manager) and
formerly, President, Value
Line, Inc. (investment
advisory and financial
publishing firm).

Wallace L. Cook	Trustee	Indefinite	Investment Consultant;	3	The Dana
(born 1939)		Term;	formerly, Chief Executive		Foundation;
c/o U.S. Bancorp		Since	Officer, Rockefeller Trust		The
Fund Services, LLC		May 1991.	Co., (prior thereto Senior		University
2020 E. Financial Way			Vice President), and		of Virginia
Suite 100			Managing Director,		Law School
Glendora, CA 91741			Rockefeller & Co.		Foundation.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton
Simon, Inc.

The Osterweis Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Number of
Portfolios
		Term of Office		in Fund
	Position	and Length	Principal	Complex(2)	Other
Name, Age	with the	of Time	Occupation During	Overseen	Directorships
and Address	Trust(1)	Served	Past Five Years	by Trustees	Held
Carl A. Froebel	Trustee	Indefinite	Former owner, Golf	3	None.
(born 1938)		Term;	Adventures, LLC,
c/o U.S. Bancorp		Since	(Vacation Services);
Fund Services, LLC		May 1991.	formerly, President
2020 E. Financial Way			and Founder, National
Suite 100			Investor Data Services,
Glendora, CA 91741			Inc. (investment related
computer software).

Steven J. Paggioli	Trustee	Indefinite	Consultant, since	3	Independent
(born 1950)		Term;	July 2001; formerly,		Trustee, The
c/o U.S. Bancorp		Since	Executive Vice		Managers
Fund Services, LLC		May 1991.	President, Investment		Funds; Trustee,
2020 E. Financial Way			Company		Managers
Suite 100			Administration, LLC		AMG Funds,
Glendora, CA 91741			(mutual fund		Aston Funds;
			administrator).		Advisory
Board Member,
Sustainable
Growth
Advisers, LP;
Independent
Director,
Chase
Investment
Counsel;
formerly
Independent
Director,
Guardian
Mutual Funds.

The Osterweis Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Number of
Portfolios
		Term of Office		in Fund
	Position	and Length	Principal	Complex(2)	Other
Name, Age	with the	of Time	Occupation During	Overseen	Directorships
and Address	Trust(1)	Served	Past Five Years	by Trustees	Held
Officers of the Trust
Robert M. Slotky	Chief	Indefinite	Senior Vice President,	Not	Not
(born 1947)	Compliance	Term; Since	U.S. Bancorp Fund	Applicable.	Applicable.
c/o U.S. Bancorp	Officer	September	Services, LLC since
Fund Services, LLC		2004.	July 2001.
2020 E. Financial Way	Anti-Money	Indefinite
Suite 100	Laundering	Term; Since
Glendora, CA 91741	Officer	December
2005.

Eric W. Falkeis	President	Indefinite	Senior Vice President	Not	Not
(born 1973)		Term;	and Chief Financial	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Officer (and other
Fund Services, LLC		January	positions), U.S.
615 East Michigan St.		2011.	Bancorp Fund Services,
Milwaukee, WI 53202			LLC, since 1997.

Patrick J. Rudnick	Treasurer	Indefinite	Vice President,	Not	Not
(born 1973)		Term;	U.S. Bancorp Fund	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Services, LLC, since
Fund Services, LLC		November	2006; formerly, Manager,
615 East Michigan St.		2009.	PricewaterhouseCoopers
Milwaukee, WI 53202			LLP (1999-2006).

Elaine E. Richards	Secretary	Indefinite	Vice President and	Not	Not
(born 1968)		Term;	Legal Compliance	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Officer, U.S. Bancorp
Fund Services, LLC		February	Fund Services, LLC,
2020 E. Financial Way		2008	since July 2007; formerly
Suite 100			Vice President and Senior
Glendora, CA 91741			Counsel, Wells Fargo
Funds Management,
LLC (2004-2007).

(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment adviser with any other series.

The Osterweis Funds

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended March 31, 2011, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

The Osterweis Fund	100.00%
The Osterweis Strategic Income Fund	0.16%
The Osterweis Strategic Investment Fund	13.50%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2011, was as follows:

The Osterweis Fund	90.20%
The Osterweis Strategic Income Fund	0.16%
The Osterweis Strategic Investment Fund	10.60%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows:

The Osterweis Fund	0.00%
The Osterweis Strategic Income Fund	14.04%
The Osterweis Strategic Investment Fund	52.48%

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the polices and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (866) 236-0050 or by accessing the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the twelve months ending June 30 is available by calling toll-free at (866) 236-0050 or by accessing the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds file their complete schedules of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q.  The Funds’ Form N-Q is available without charge, upon request, by calling toll-free at (866) 236-0050.  Furthermore, you may obtain the Form N-Q on the SEC’s website at www.sec.gov.  The Funds’ schedules of portfolio holdings are posted on their website at www.osterweis.com within ten business days after calendar quarter end.

The Osterweis Fund

HOUSEHOLDING (Unaudited)

In an effort to conserve resources, the Funds intend to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family.  If you would like to discontinue householding for your accounts, please call toll-free (866) 236-0050 to request individual copies of these documents.  We will begin sending individual copies thirty days after receiving your request to stop householding.  This policy does not apply to account statements.

The Osterweis Funds

PRIVACY NOTICE (Unaudited)

The Funds collect non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and

•Information about your transactions with us or others.

The Funds do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  The Funds may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  The Funds will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility and require third parties to treat your non-public information with the same high degree of confidentially.  The Funds maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentially.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Advisers
OSTERWEIS CAPITAL MANAGEMENT, INC.
OSTERWEIS CAPITAL MANAGEMENT, LLC
One Maritime Plaza, Suite 800
San Francisco, CA  94111

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
(866) 236-0050

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
PAUL, HASTINGS, JANOFSKY & WALKER, LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, NY  10022

Symbol
The Osterweis Fund – OSTFX
The Osterweis Strategic Income Fund – OSTIX
The Osterweis Strategic Investment Fund – OSTVX
CUSIP
The Osterweis Fund – 742935406
The Osterweis Strategic Income Fund – 742935489
The Osterweis Strategic Investment Fund – 74316J771

OWRPANNU - 0311

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

The Osterweis Fund

	FYE 3/31/2011	FYE 3/31/2010
Audit Fees	$21,500	$20,600
Audit-Related Fees	N/A	N/A
Tax Fees	$2,400	$2,300
All Other Fees	N/A	N/A

The Osterweis Strategic Income Fund

	FYE 3/31/2011	FYE 3/31/2010
Audit Fees	$21,500	$17,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,400	$2,300
All Other Fees	N/A	N/A

The Osterweis Strategic Investment Fund

	FYE 3/31/2011	FYE 3/31/2010
Audit Fees	$17,000	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,400	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The Osterweis Fund

Non-Audit Related Fees	FYE 3/31/2011	FYE 3/31/2010
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

The Osterweis Strategic Income Fund

Non-Audit Related Fees	FYE 3/31/2011	FYE 3/31/2010
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

The Osterweis Strategic Investment Fund

Non-Audit Related Fees	FYE 3/31/2011	FYE 3/31/2010
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)     /s/Eric W. Falkeis
Eric W. Falkeis, President

Date     June 1, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Eric W. Falkeis
Eric W. Falkeis, President

Date     June 1, 2011

By (Signature and Title)      /s/Patrick J. Rudnick
Patrick J. Rudnick, Treasurer

Date     May 23, 2011

* Print the name and title of each signing officer under his or her signature.